UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 8, 2024 (October 4, 2024)

FORMATION MINERALS, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-41209	87-2406468
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 67

Jacksboro, Texas 76458

(Address of Principal Executive Offices) (Zip Code)

972-217-4080

(Registrant’s Telephone Number, Including Area Code)

Securities registered pursuant to Section 12(b) of the Act: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

In this Current Report on Form 8-K, the terms “we”, “us”, “our” and the “Company” refer to Formation Minerals, Inc., a Nevada corporation, unless the context indicates otherwise.

Item 1.01. Entry Into A Material Agreement.

On October 4, 2024, the Company entered into Conversion and Subscription Agreements (the “Conversion Agreements”) with certain stockholders (the “Stockholders”), pursuant to which the Company issued an aggregate of 3,231,975 shares of common stock, par value $0.01 per share (“Common Stock”) of the Company, at a conversion price of $0.04 per share, in full satisfaction of an aggregate amount of $129,279 in loans and advances previously provided to the Company by the Stockholders (collectively, the “Loans” and such conversions, the “Conversions”). No fractional shares of Common Stock were issued pursuant to the Conversion Agreements and the number of shares of Common Stock issued to each Stockholder was rounded down to the nearest whole share of Common Stock.

The shares of Common Stock issued pursuant to the Conversion Agreements were not registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws and were issued pursuant to Regulation S of the Securities Act.

Tsz King (Clarence) Chan (“Mr. Chan”) and Sze Tang (Albert) Li (“Mr. Li”), beneficial owners of 16.02% and 29.42%, respectively, of the shares of Common Stock issued and outstanding immediately prior to the Conversions, were among the Stockholders that received shares of Common Stock pursuant to the Conversion Agreements. The Company issued 366,250 shares of Common Stock to Horizon Private Fund Limited (“Horizon”), in full satisfaction of his Loan to the Company in an aggregate amount of $14,650. Mr. Chan serves as the sole director, officer and beneficial owner of Horizon and, accordingly, may also be deemed to beneficially own the shares of Common Stock held directly by Horizon. Following the Conversions, Mr. Chan beneficially owns approximately 15.86% of the shares of Common Stock issued and outstanding. The Company issued 2,501,250 shares of Common Stock to Mr. Li, in full satisfaction of Loans he made to the Company in an aggregate amount of $100,050. Following the Conversions, Mr. Li beneficially owns 31.59% of the shares of Common Stock issued and outstanding.

The foregoing description of the Conversion Agreements does not purport to be complete and is qualified in its entirety by reference to the form of Conversion Agreement filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

Exhibits

10.1	Form of Conversion and Subscription Agreement, dated as of October 4, 2024, by and between Formation Minerals, Inc. and certain stockholders.
104	Cover Page Interactive Data File. (Embedded within the Inline XBRL document.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 8, 2024

FORMATION MINERALS, INC.

By:	/s/ Scott A. Cox
Scott A. Cox
President, Chief Executive Officer and Chief Financial Officer

2